                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2004
                                                         -----------------

                  Wachovia Commercial Mortgage Securities, Inc.
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                 (Exact name of registrant specified in Charter)

     North Carolina                 333-108944                  56-1643598
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     (State or other               (Commission                (IRS Employer
     jurisdiction of               File Number)            Identification No.)
     incorporation)

               301 South College Street
               Charlotte, North Carolina                         28288-0166
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       (Address of principal executive offices)                   Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (704) 374-6161

                                    No Change
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         (Former name and former address, if changed since last report)

ITEM 5. Other Events.

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994, issued by the Securities and Exchange
Commission to Kidder, Peabody Acceptance Corporation-I; Kidder, Peabody & Co.
Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter"))
prepared by Wachovia Capital Markets, LLC, which are hereby filed pursuant to the Kidder Letter.

ITEM 7. Financial Statements, Pro Forma Information and Exhibits.

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.         Description
-----------         -----------
      99.1          Computational Materials prepared by Wachovia Capital
                    Markets, LLC in connection with Wachovia Commercial Mortgage
                    Securities, Inc., Commercial Mortgage Pass-Through
                    Certificates, Series 2004-C14

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                             WACHOVIA COMMERCIAL MORTGAGE
                                             SECURITIES, INC.

                                             By: /s/ William J. Cohane
                                                --------------------------------
                                                Name: William J. Cohane
                                                Title: Managing Director

Date: August 20, 2004

                                 EXHIBIT INDEX

Item 601(a) of
Regulation S-K                                                 Paper (P) or
Exhibit No.       Description                                  Electronic (E)
--------------    -----------                                  --------------

99.1              Computational Materials prepared by          E
                  Wachovia Capital Markets, LLC in
                  connection with Wachovia Commercial
                  Mortgage Securities, Inc., Commercial
                  Mortgage Pass-Through Certificates, Series
                  2004-C14